PRESIDENT'S LETTER

On a net asset value or NAV basis, the Fund underperformed the Lipper Closed End High Yield Bond Fund Average (the Lipper Average) for both the fiscal year and calendar year-to-date periods ending October 31, 2000. The Fund's total return on a NAV basis was -11.64% and -14.52% for the fiscal year and calendar year-to-date periods, respectively. The Lipper Average total returns for those periods were -6.68% and -9.69%, respectively. The total return based on market price for the Fund for the calendar year to date period ended October 31, 2000 was +2.65%, but on a fiscal year basis the return was -12.15%. This reflects severe tax-loss selling that occurred in December 1999. We are suffering from the same occurrence this year. There were three defaults in the Fund's portfolio during the fiscal year (Tokheim Corp, Carmike Cinemas and Styling Technology) totaling $7.75 million in losses to the Fund and there were a number of "distressed sales." Given the current difficult economic and capital market conditions, defaults and distressed sales may increase going forward. For the quarter ending October 31, 2000 the Fund under performed the Lipper Average as a result of pricing pressure and credit risk losses in the telecom/ media/internet, theatre, aerospace and industrial sectors. In August 2000, the dividend was lowered back to 8 cents per share per month from the 8.25 cents per share level to which it had been raised in April 1999. On December 1, 2000 the dividend was lowered again to 7.5 cents per share partially due to higher interest costs associated with the Fund's borrowings and to match the earnings currently expected from the Fund's assets in 2001. The Fund's level of borrowings is 31% of net assets as of October 31, which is close to the maximum allowed.

For the fiscal year, the Fund remained over weighted in the telecom/media/ internet and information/technology sectors in relation to the Lipper Index. Markets are rightly concerned generally about whether many of these companies have adequate liquidity to support aggressive future investments given slower economic growth and tighter access to capital. However, we are satisfied that our positions have emphasized companies with large liquidity cushions and world-scale/world-class assets. Also, demand for value-added telecom/media services and technology products remains relatively strong and should continue to grow faster than overall demand in the foreseeable future and at greater than average profit levels. Our telecom investments have been focused on both "Next Generation" (data/internet-centric as opposed to voice-centric) and European broadband service providers which are areas that hold great promise. We expect that markets will become more supportive of these investments in coming years.

The high yield-bond market has been under heavy downward pressure for much of the year 2000. The pressure stems from widespread concern over whether the economy will go into recession or just enter a slower growth mode in 2001 and what that means for earnings and cash flow generation, credit availability, bond default and recovery rates. This has led to a flight out of risk-assets (like equities and high yield bonds) and into U.S. Treasuries in recent months. Given the sea-change in the economic and financial environments in the past 6 months, investors' concerns are certainly understandable. Investors are worried that they don't know where the market "bottom" is at this point. We expect that over the next several months that question will be answered. We believe that high yield bonds are an excellent investment at a market "bottom" and that over time bond prices should gravitate towards par which will provide investors with very attractive returns.

The Officers and Trustees wish you a happy and prosperous New Year.

Sincerely,

[graphic]

G. Moffett Cochran                                               December, 2000
President

Fund Highlights (unaudited)

  DLJ High Yield Bond Fund

   Top Ten Holdings as of October 31, 2000

                                                % of                                              % of
  Security Description                       Net Assets    Security Description                Net Assets
   -------------------                       ---------     -------------------                 ---------

  Kaiser Aluminum & Chemical Corp.                         Details, Inc.
   12.75%, 02/01/03                            2.37%        10.00%, 11/15/05                     2.04%
  ICN Pharmaceuticals, Inc.                                Packaging Corp of America
   8.75%, 11/15/08                             2.26%        9.63%, 04/01/09                      1.98%
  Regional Independent Media                               @Entertainment, Inc.
   10.50%, 07/01/08                            2.19%        14.50%, 02/01/09                     1.97%
  Triarc Consumer Beverage                                 Fairchild Corp.
   10.25%, 02/15/09                            2.09%        10.75%, 04/15/09                     1.95%
  Rent-A-Center, Inc.                                      Paxson Communications Corp.           1.93%
   11.00%, 08/15/08                            2.06%

  Portfolio and Fund Information October 31, 2000

  Current Yield(1): 15.52%                                Ticker Symbol: DHY
  Distribution Rate(2): 15.88%                            Primary Exchange: NYSE
  Average Rating: B
  Average Years to Maturity*: 7.24 years
  Average Duration*: 5.41 years


  * weighted average

  Investment Results


   DLJ High Yield Bond Fund(3)                                          Average Annual Total Return
   ---------------------------                                          ---------------------------
                                                                        1 Year     Since Inception*
                                                                        ------     ----------------

   Market Price ....................................................    -12.15%         -8.72%
   NAV(4) ..........................................................    -11.64%         -8.74%

   Fund Index
   ----------
   Lipper Closed-End High Yield Bond Fund Average(5) ...............     -6.68%         -6.72%

   * July 31, 1998 through October 31, 2000

---------------
(1) Current yield is based on October's dividend per share of $.0800 (annualized) divided by the October 31, 2000 market price ($6.1875).

(2) Distribution rate is based on dividends per share paid from net investment income during the period November 1, 1999 through October 31, 2000 divided by the October 31, 2000 market price.

(3) The performance data quoted represent past performance, which is no indication of future performance. Investment return and principal value will fluctuate so that an investor's shares, when sold, may be worth more or less than their original cost. No adjustment has been made for any income taxes payable by shareholders on dividends.

(4) The total return referenced reflects the change in the Fund's net asset value over the period and assumes that dividends were reinvested. The percentage is not an indication of the performance of a shareholder's investment in the Fund which is based on market price.

(5) The Lipper Closed-End High Yield Bond Fund Average is an equally weighted performance average of 34 funds in the Lipper Analytical grouping of closed-end high yield bond funds, adjusted for capital gains and income dividends.

DLJ High Yield Bond Fund--Statement of Investments   October 31, 2000
--------------------------------------------------------------------------------

BONDS - 136.68%


                                                                     Principal
                                                                       Amount           Value
                                                                   -------------    -------------
AEROSPACE--4.87%
 Compass Aerospace Corp.
   10.13%, 04/15/05 **,+++.......................................  $   3,275,000    $     474,875
 Fairchild Corp.
   10.75%, 04/15/09 **...........................................      7,000,000        5,600,000
 Hexcel Corp.
   9.75%, 01/15/09 **............................................      4,000,000        3,720,000
 Transdigm, Inc.
   10.38%, 12/01/08 **...........................................      4,500,000        4,185,000
                                                                                    -------------
                                                                                       13,979,875
                                                                                    -------------

CHEMICALS--4.33%
 Avecia Group plc
   11.00%, 7/01/09 **............................................      3,250,000        3,136,250
 Huntsman ICI Chemicals LLC
   0.00%, 12/31/09 **............................................     11,230,000        3,369,000
 Lyondell Chemical Co.
   10.88%, 05/01/09 **...........................................      5,000,000        4,812,500
 Sterling Chemicals, Inc.
   11.75%, 08/15/06 **...........................................      2,000,000        1,110,000
                                                                                    -------------
                                                                                       12,427,750
                                                                                    -------------

CONSUMER NON-DURABLES--3.07%
 Albecca, Inc.
   10.75%, 08/15/08 **...........................................      3,000,000        2,685,000
 Consoltex Group
   11.00%, 10/01/03 **...........................................      4,000,000        2,860,000
 Polaroid Corp.
   11.50%, 02/15/06 **...........................................      4,000,000        3,140,000
 Styling Technology Corp.
   10.88%, 07/01/08 **,+.........................................      1,500,000          127,500
                                                                                     ------------
                                                                                        8,812,500
                                                                                     ------------

ENERGY--6.06%
 Grey Wolf, Inc.
   8.88%, 07/01/07 **............................................      3,300,000        3,217,500
 Mariner Energy, Inc.
   10.50%, 08/01/06 **...........................................      4,000,000        3,860,000
 R&B Falcon Corp.
   9.50%, 12/15/08 **............................................      5,000,000        5,362,500
 Swift Energy Co.
   10.25%, 08/01/09 **...........................................      2,000,000        2,020,000
 Trico Marine Services, Inc.
   8.50%, 08/01/05 **............................................      3,000,000        2,910,000
                                                                                    -------------
                                                                                       17,370,000
                                                                                    -------------

FINANCIAL SERVICES--4.15%
 AmeriCredit Corp.
   9.88%, 04/15/06 **............................................      4,500,000        4,421,250
 Metris Companies, Inc.
   10.13%, 07/15/06 **...........................................      4,750,000        4,512,500
 Ocwen Financial Corp.
   11.88%, 10/01/03 **...........................................      3,445,000        2,979,925
                                                                                    -------------
                                                                                       11,913,675
                                                                                    -------------

FOOD & TOBACCO--6.86%
 Advantica Restaurant Group, Inc.
   11.25%, 01/15/08 **...........................................      6,000,000        2,910,000
 Fleming Companies, Inc.
   10.63%, 07/31/07 **...........................................      6,420,000        4,847,100
 Luigino's, Inc.
   10.00%, 02/01/06 **...........................................      4,000,000        3,180,000
 Triarc Consumer Beverage
   10.25%, 02/15/09 **...........................................      5,325,000        5,990,625
 Volume Services America, Inc.
   11.25%, 03/01/09 **...........................................      3,000,000        2,760,000
                                                                                    -------------
                                                                                       19,687,725
                                                                                    -------------

FOREST PRODUCTS/
 CONTAINERS--4.90%
 American Tissue, Inc.
   12.50%, 07/15/06 **...........................................  $   4,000,000    $   3,820,000
 Packaging Corp. of America
   9.63%, 04/01/09 **............................................      5,550,000        5,688,750
 Riverwood International Corp.
   10.88%, 04/01/08 **...........................................      5,000,000        4,537,500
                                                                                    -------------
                                                                                       14,046,250
                                                                                    -------------

GAMING/LEISURE--5.77%
 Argosy Gaming Co.
   10.75%, 06/01/09 **...........................................      4,000,000        4,200,000
 Extended Stay America, Inc.
   9.15%, 03/15/08 **............................................      5,000,000        4,675,000
 Hollywood Casino Corp.
   11.25%, 05/01/07 **...........................................      5,350,000        5,523,875
 Hollywood Casino Shreveport
   13.00%, 08/01/06 **...........................................      2,000,000        2,150,000
                                                                                    -------------
                                                                                       16,548,875
                                                                                    -------------

HEALTHCARE--7.55%
 Alaris Medical, Inc.
   11.13%, 08/01/08 **, ***......................................     10,000,000        1,250,000
 ICN Pharmaceuticals, Inc.
   8.75%, 11/15/08 *, **.........................................      6,500,000        6,483,750
 Kinetic Concepts, Inc.
   9.63%, 11/01/07 **............................................      4,500,000        3,780,000
 King Pharmaceutical, Inc.
   10.75%, 02/15/09 **...........................................      5,000,000        5,300,000
 Total Renal Care Holdings, Inc.
   7.00%, 05/15/09 *, **.........................................      6,500,000        4,850,625
                                                                                    -------------
                                                                                       21,664,375
                                                                                    -------------

INFORMATION TECHNOLOGY--4.43%
 Asat Finance LLC
   12.50%, 11/01/06 *, **........................................      3,250,000        3,298,750
 Details, Inc.
   10.00%, 11/15/05 **...........................................      6,000,000        5,842,500
 SCG Holding & Semiconductor Co.
   12.00%, 08/01/09 **...........................................      3,575,000        3,566,063
                                                                                    -------------
                                                                                       12,707,313
                                                                                    -------------

MANUFACTURING--8.00%
 Actuant Corp.
   13.00%, 05/01/09 **...........................................      2,750,000        2,708,750
 BGF Industries, Inc.
   10.25%, 01/15/09 **...........................................      4,000,000        3,760,000
 Continental Global Group, Inc.
   11.00%, 04/01/07 **...........................................      2,000,000          710,000
 Filtronic plc
   10.00%, 12/01/05 **...........................................      4,000,000        3,600,000
 Gentek, Inc.
   11.00%, 08/01/09 **...........................................      5,500,000        5,472,500
 Grove Worldwide LLC
   9.25%, 05/01/08 **............................................      5,000,000          700,000
 Jordan Industries, Inc.
   10.38%, 08/01/07 **...........................................      4,500,000        4,207,500
 Roller Bearing Company of America
   9.63%, 06/15/07 **............................................      2,000,000        1,790,000
                                                                                    -------------
                                                                                       22,948,750
                                                                                    -------------

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments October 31, 2000
--------------------------------------------------------------------------------


                                                                     Principal
                                                                       Amount           Value
                                                                   -------------    -------------
MEDIA/ENTERTAINMENT--23.99%
 @Entertainment, Inc.
   14.50%, 02/01/09 **, ***......................................  $  10,200,000    $   5,661,000
 AMC Entertainment, Inc.
   9.50%, 03/15/09 **............................................      6,000,000        2,850,000
 Cablevision SA
   13.75%, 04/30/07 **...........................................      5,000,000        3,962,500
 Callahan Nordrhein-Westf
   14.00%, 07/15/10 *,**.........................................      5,000,000        4,800,000
 Charter Communications Holdings LLC
   8.63%, 04/01/09 **............................................      3,000,000        2,715,000
   9.92%, 04/01/11 **, ***.......................................      6,500,000        3,794,375
 Citadel Broadcasting Company
   10.25%, 07/01/07 **...........................................      3,000,000        2,925,000
 Echostar DBS Corp.
   9.38%, 02/01/09 **............................................      5,000,000        4,937,500
 Globix Corp.
   12.50%, 02/01/10 **...........................................      5,000,000        2,775,000
 Liberty Group Operating
   9.38%, 02/01/08 **                                                  3,500,000        2,852,500
   11.63%, 02/01/09 **, ***......................................      3,000,000        1,890,000
 Ono Finance plc
   13.00%, 05/01/09 **...........................................      5,980,000        4,634,500
 Pegasus Communications Corp.
   9.63%, 10/15/05 **............................................      4,000,000        3,920,000
   9.75%, 12/01/06 **............................................      2,000,000        1,960,000
 RCN Corp.
   11.13%, 10/15/07 **, ***......................................      9,000,000        4,455,000
 Regional Independent Media
   10.50%, 07/01/08 **...........................................      6,000,000        6,270,000
 United International Holdings, Inc.
   10.75%, 02/15/08 **, ***......................................      8,000,000        4,920,000
 XM Satellite Radio, Inc.
   14.00%, 03/15/10 **...........................................      5,000,000        3,475,000
                                                                                    -------------
                                                                                       68,797,375
                                                                                    -------------

METALS & MINERALS--6.08%
 Algoma Steel, Inc.
   12.38%, 07/15/05..............................................      3,980,000        2,169,100
 Great Lakes Carbon Corp.
   10.25%, 05/15/08 **...........................................      5,000,000        3,850,000
 Kaiser Aluminum & Chemical Corp.
   12.75%, 02/01/03 **...........................................      9,000,000        6,795,000
 LTV Corp.
   11.75%, 11/15/09 **...........................................      6,000,000        2,430,000
 Renco Steel Holdings
   10.88%, 02/01/05 **...........................................      3,000,000        2,205,000
                                                                                    -------------
                                                                                       17,449,100
                                                                                    -------------

RETAIL--3.03%
 Big 5 Corp.
   10.88%, 11/15/07 **...........................................      4,000,000        3,600,000
 J Crew Operating Corp.
   10.38%, 10/15/07 **...........................................      3,500,000        3,062,500
 MusicLand Group, Inc
   9.88%, 03/15/08 **............................................      2,500,000        2,012,500
                                                                                     ------------
                                                                                        8,675,000
                                                                                     ------------

SERVICE--5.25%
 Allied Waste North America, Inc.
   10.00%, 08/01/09 **...........................................  $   5,750,000    $   4,945,000
 Neff Corp.
   10.25%, 06/01/08 **...........................................      3,000,000        1,365,000
 Phoenix Color Corp.
   10.38%, 02/01/09 **...........................................      3,450,000        2,829,000
 Rent-A-Center, Inc.
   11.00%, 08/15/08 **...........................................      6,000,000        5,910,000
                                                                                    -------------
                                                                                       15,049,000
                                                                                    -------------

TELECOMMUNICATIONS--29.74%
 Adelphia Communications
   10.88%, 10/01/10..............................................      3,000,000        2,820,000
 Covad Communications Group
   12.00%, 02/15/10 **...........................................      4,500,000        2,092,500
 Crown Castle International Corp.
   10.38%, 05/15/11 **, ***......................................      7,750,000        4,979,375
   9.50%, 08/01/11 **............................................      1,500,000        1,440,000
 Dobson/Sygnet Communications Corp.
   12.25%, 12/15/08 **...........................................      4,000,000        3,920,000
 Dolphin Telecommunications plc
   11.50%, 06/01/08 **, ***......................................      2,250,000          438,750
   14.00%, 05/15/09 **, ***......................................      6,000,000        1,110,000
 GT Group Telecom
   13.25%, 02/01/10 **, ***......................................      6,750,000        2,497,500
 Impsat Corp.
   12.38%, 06/15/08 **...........................................      5,000,000        3,412,500
 Impsat Fiber Networks
   13.75%, 02/15/05 **...........................................      1,000,000          820,000
 Intermedia Communications, Inc.
   12.25%, 03/01/09 **, ***......................................      7,600,000        4,902,000
 Leap Wireless International
   14.50%, 04/15/10 **,***.......................................      1,000,000          285,000
   12.50%, 04/15/10 **...........................................      4,000,000        2,940,000
 Netia Holdings B.V.
   10.25%, 11/01/07 **...........................................      2,000,000        1,490,000
 Netia Holdings II B.V.
   13.13%, 06/15/09 **...........................................      4,000,000        3,370,000
 NTL, Inc.
   12.38%, 10/01/08 **, ***......................................      2,000,000        1,180,000
   11.50%, 10/01/08 **...........................................      5,000,000        4,600,000
 Primus Telecommunications Group, Inc.
   11.25%, 01/15/09 **...........................................      5,000,000        2,475,000
   12.75%, 10/15/09 **...........................................      1,000,000          495,000
 PSINet, Inc.
   10.00%, 02/15/05 **...........................................      2,000,000          965,000
   11.50%, 11/01/08 **...........................................      4,000,000        1,990,000
 PTC International Finance II SA
   11.25%, 12/01/09 **...........................................      6,000,000        5,430,000
 Spectrasite Holdings, Inc.
   12.88%, 03/15/10 **, ***......................................      2,500,000        1,225,000
 Tele1 Europe B.V.
   13.00%, 05/15/09 **...........................................      6,000,000        5,070,000
 TeleCorp PCS, Inc.
   11.63%, 04/15/09 **, ***......................................      6,500,000        4,225,000

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Investments October 31, 2000
--------------------------------------------------------------------------------


                                                                     Principal
                                                                       Amount           Value
                                                                   -------------    -------------
 Triton PCS, Inc.
   11.00%, 05/01/08 **, ***......................................  $   5,500,000    $   4,193,750
 Versatel Telecom International N.V.
   13.25%, 05/15/08 **...........................................      3,000,000        2,295,000
   11.88%, 07/15/09 **...........................................      3,500,000        2,572,500
 Viatel, Inc.
   11.50%, 03/15/09 **...........................................      6,000,000        3,030,000
 WinStar Communications, Inc.
   14.75%, 04/15/10 *, **, ***...................................      2,983,000          939,645
   12.75%, 04/15/10 *, **........................................      6,018,000        4,272,780
 Worldwide Fiber, Inc.
   12.00%, 08/01/09 **...........................................      4,800,000        3,816,000
                                                                                    -------------
                                                                                       85,292,300
                                                                                    -------------

TRANSPORTATION/AUTOMOTIVE--8.60%
 American Axle & Manufacturing
   Holdings, Inc.
   9.75%, 03/01/09 **............................................      4,000,000         3,590,000
 Amtran, Inc.
   9.63%, 12/15/05 **............................................      5,500,000         4,991,250
 Great Lakes Dredge & Dock
   11.25%, 08/15/08 **...........................................      4,500,000         4,522,500
 JL French Automotive Casting
   11.50%, 06/01/09 **...........................................      4,000,000         2,380,000
 JPS Automotive Products Corp.
   11.13%, 06/15/01**............................................      3,000,000         3,045,000
 North American Van Lines
   13.38%, 12/01/09 *, **........................................      2,500,000         2,237,500
 Venture Holdings Trust
   11.00%, 06/01/07 **...........................................      2,000,000         1,252,500
 Worldwide Flight Service
   12.25%, 08/15/07 **...........................................      4,000,000         2,660,000
                                                                                    --------------
                                                                                        24,678,750
                                                                                    --------------
Total Bonds
 (Cost--$482,267,866) ...........................................                      392,048,613
                                                                                    --------------

COMMERCIAL PAPER--0.34%
 National Australia Funding, Inc.
   6.58%, 11/01/00 ****..........................................        960,000           960,000
                                                                                    --------------
Total Commercial Paper
 (Cost--$960,000) ...............................................                          960,000
                                                                                    --------------

REPURCHASE AGREEMENTS--27.27%
 Bear Stearns & Co., 4.9687%, dated
   10/31/00, due 11/01/00, proceeds
   at maturity $1,401,120 (fully
   collateralized by $4,600,000
   U.S. Treasury Note 0.00%, due
   05/15/20, value $1,430,324)...................................      1,401,120        1,401,120

 Bear Stearns & Co., 6.7500%, dated
   10/31/00, due 11/01/00, proceeds
   at maturity $76,842,340 (fully
   collateralized by $495,372,864
   U.S. Government and Agency
   Securities 0.00% to 10.25%, due
   10/15/07 to 10/25/23, value
   $77,996,578)..................................................  $  76,842,340   $   76,842,340
                                                                                   --------------
Total Repurchase Agreements
 (Cost--$78,243,460)                                                                   78,243,460
                                                                                   --------------

                                                                      Shares
                                                                   -------------
PREFERRED STOCKS--3.37%
INFORMATION
 TECHNOLOGY--1.44%
 Viasystems Group, Inc. .........................................        229,737        4,135,268
                                                                                   --------------

MEDIA/ENTERTAINMENT--1.93%
 Paxson Communications Corp. ** .................................          5,548        5,533,641
                                                                                   --------------
Total Preferred Stocks
 (Cost--$8,760,237) .............................................                       9,668,909
                                                                                   --------------

WARRANTS--0.87%
INFORMATION TECHNOLOGY--0.14%
 Asat Finance LLC *,++
   (expires 11/01/06)............................................          5,000          402,500
                                                                                   --------------

MEDIA/ENTERTAINMENT--0.36%
 Ono Finance plc ++
   (expires 05/31/09)............................................          5,980          432,055
 XM Satellite Radio, Inc. ++
   (expires 03/15/10)............................................          5,000          600,000
                                                                                   --------------
                                                                                        1,032,055
                                                                                   --------------

TELECOMMUNICATIONS--0.37%
 GT Group Telecom *,++
   (expires 02/01/10)............................................          6,750          340,875
 Leap Wireless International *,++
   (expires 04/15/10)............................................          5,000           49,625
 Versatel Telecom International
  N.V.*,++(expires 05/15/08).....................................          3,000          671,625
                                                                                   --------------
                                                                                        1,062,125
                                                                                   --------------

TRANSPORTATION/
 AUTOMOTIVE--0.00%
 Worldwide Flight Service *,++
   (expires 08/15/07)............................................          4,000               40
                                                                                   --------------
Total Warrants
 (Cost--$879,286) ...............................................                       2,496,720
                                                                                   --------------

TOTAL INVESTMENTS--168.53%
   (Cost--$571,110,849)..........................................                     483,417,702

Liabilities Net of Cash
   and Other Assets--(68.53%)....................................                    (196,580,128)
                                                                                   --------------
NET ASSETS--100.00%..............................................                  $  286,837,574
                                                                                   ==============

NOTES:

   * Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2000, the value of these securities amounted to $31,315,215 or 10.92% of net assets.

  ** Security has an effective maturity date less than the stated maturity date due to a call feature.

 *** Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

**** Commercial paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the fund.

   + Non income producing - issuer filed for protection under the Federal
     Bankruptcy Code.

  ++ Non income producing.

 +++ Non income producing - interest payments in default.

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Assets and Liabilities October 31, 2000
--------------------------------------------------------------------------------


ASSETS:
 Investments in securities at value (cost $571,110,849) (including repurchase
   agreements of $78,243,460) ....................................................................       $483,417,702
 Cash ............................................................................................            391,309
 Dividends and interest receivable ...............................................................         13,029,718
 Other assets ....................................................................................             75,078
                                                                                                         ------------
    Total assets .................................................................................        496,913,807
                                                                                                         ------------

LIABILITIES:
 Loan payable ....................................................................................        130,500,000
 Collateral on securities loaned .................................................................         78,243,460
 Interest payable ................................................................................            816,875
 Payable to advisor ..............................................................................            367,048
 Accrued expenses ................................................................................            148,850
                                                                                                         ------------
    Total liabilities ............................................................................        210,076,233
                                                                                                         ------------

NET ASSETS:
 Applicable to 46,537,215 shares outstanding .....................................................       $286,837,574
                                                                                                         ============

NET ASSETS CONSIST OF:
 Capital paid-in .................................................................................       $456,660,782
 Accumulated distributions in excess of net investment income ....................................            (94,613)
 Accumulated net realized loss on investments ....................................................        (82,035,448)
 Net unrealized depreciation on investments ......................................................        (87,693,147)
                                                                                                         ------------
                                                                                                         $286,837,574
                                                                                                         ============

Net asset value per share ........................................................................              $6.16
                                                                                                                =====

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Operations For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME:
 Interest ........................................................................................    $ 58,653,761
 Dividends .......................................................................................       1,184,248
                                                                                                      ------------
    Total investment income ......................................................................      59,838,009
                                                                                                      ------------

EXPENSES:
 Investment advisory fees (Note 2)  ..............................................................       4,970,091
 Interest and leveraging fees (Note 5) ...........................................................      10,808,354
 Fund accounting fees ............................................................................          62,642
 Administration fees .............................................................................          49,643
 Custodian fees ..................................................................................          48,260
 Legal fees ......................................................................................          82,578
 Transfer agent fees .............................................................................          43,250
 Auditing fees ...................................................................................          56,872
 Registration expenses ...........................................................................          21,097
 Trustees fees (Note 2) ..........................................................................          29,915
 Postage expense .................................................................................          13,290
 Printing fees ...................................................................................          34,021
 Insurance expense ...............................................................................           6,644
 Miscellaneous expenses ..........................................................................          13,289
                                                                                                      ------------
    Total expenses ...............................................................................      16,239,946
                                                                                                      ------------

NET INVESTMENT INCOME ............................................................................      43,598,063
                                                                                                      ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
 Net realized loss on investments ................................................................     (36,685,309)
 Net unrealized depreciation on investments ......................................................     (45,349,903)
                                                                                                      ------------
 Net realized and unrealized loss on investments .................................................     (82,035,212)
                                                                                                      ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS .......................................................    $(38,437,149)
                                                                                                      ============

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                          Year Ended      Year Ended
                                                                                           10/31/00        10/31/99
                                                                                         ------------    ------------
OPERATIONS:
 Net investment income ..............................................................    $ 43,598,063    $ 43,058,379
 Net realized loss on investments ...................................................     (36,685,309)    (30,606,551)
 Net unrealized appreciation (depreciation) on investments ..........................     (45,349,903)     12,681,862
                                                                                         ------------    ------------
 Net increase (decrease) in net assets ..............................................     (38,437,149)     25,133,690
                                                                                         ------------    ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
 From net investment income .........................................................     (44,687,290)    (42,990,100)
                                                                                         ------------    ------------

CAPITAL SHARE TRANSACTIONS:
 Reinvestment of dividends ..........................................................      11,282,681      16,685,722
 Offering costs charged to capital paid-in ..........................................               0        (106,056)
                                                                                         ------------    ------------
 Net increase in net assets from capital share transactions .........................      11,282,681      16,579,666
                                                                                         ------------    ------------
 Total decrease in net assets .......................................................     (71,841,758)     (1,276,744)

NET ASSETS:
 Beginning of period ................................................................     358,679,332     359,956,076
                                                                                         ------------    ------------
 End of period ......................................................................    $286,837,574    $358,679,332
                                                                                         ============    ============
 Accumulated undistributed/(distributions in excess of) net investment
   income............................................................................    $    (94,613)   $    106,176
                                                                                         ============    ============

See notes to financial statements.

DLJ High Yield Bond Fund--Statement of Cash Flows For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

Cash flows from operating activities:
 Interest and dividends received ...................................................    $  51,413,291
 Operating expenses paid ...........................................................       (5,658,211)
                                                                                        -------------
Net cash provided by operating activities...........................................                     $ 45,755,080

Cash flows from investing activities:
 Purchases of short-term securities, net ...........................................      (76,863,460)
 Purchases of long-term securities .................................................     (150,553,057)
 Proceeds from sales of long-term securities .......................................      187,049,603
                                                                                        -------------
Net cash used for investing activities..............................................                      (40,366,914)

Cash flows from financing activities:
 Interest paid on notes payable ....................................................      (10,840,302)
 Cash dividends paid ...............................................................      (33,404,609)
 Proceeds from borrowings ..........................................................       16,800,000
 Repayments of borrowings ..........................................................      (55,800,000)
 Collateral received from securities lending, net ..................................       78,243,460
                                                                                        -------------
Net cash used for financing activities..............................................                       (5,001,451)
                                                                                                         ------------
Net increase in cash................................................................                          386,715
Cash -- beginning of year...........................................................                            4,594
                                                                                                         ------------
Cash -- end of year.................................................................                     $    391,309
                                                                                                         ============
RECONCILIATION OF NET INCREASE IN NET ASSETS FROM OPERATIONS TO NET CASH
 PROVIDED BY OPERATING ACTIVITIES:

Net decrease in net assets resulting from operations................................                     $(38,437,149)

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
 Interest expense and leveraging fees ..............................................    $  10,808,354
 Decrease in dividends and interest receivable .....................................        1,074,832
 Decrease in accrued expenses ......................................................         (121,269)
 Decrease in other assets ..........................................................           26,667
 Decrease in advisory fees payable .................................................         (105,350)
 Net realized loss on investments ..................................................       36,685,309
 Net unrealized depreciation on investments ........................................       45,349,903
 Net amortization of discount on investments .......................................       (9,526,217)
                                                                                        -------------
    Total adjustments...............................................................                       84,192,229
                                                                                                         ------------
Net cash provided by operating activities...........................................                     $ 45,755,080
                                                                                                         ============

See notes to financial statements.

Notes to Financial Statements--October 31, 2000
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

   DLJ High Yield Bond Fund is a business trust under the laws of the State of Delaware organized on April 30, 1998. The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company. The Fund's shares trade on the New York Stock Exchange under the ticker symbol DHY. Prior to the commencement of operations on July 28, 1998, the Fund had no operations other than those relating to organizational matters and the sale of 10,000 shares of beneficial interest on July 2, 1998 to DLJ Investment Management Corp. ("DLJIM") for $100,000. The Fund's primary objective is to seek high current income. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

   Portfolio valuation: Fixed-income securities (other than short-term obligations, but including listed issues) are valued based on prices obtained by one or more independent pricing services approved by the Board of Trustees.

   Securities (other than fixed-income securities) for which the principal market is one or more securities exchanges are valued at the last reported sale price (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities are traded. If a securities exchange is not the principal market for a security, such security will, if market quotations are readily available, be valued at the closing bid price in the over-the-counter market (or the last sale price in the case of securities reported on the NASDAQ national market system for which any sales occurred during the day). Portfolio securities for which there are no such valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term obligations with maturities of less than 60 days are valued at amortized cost, which approximates market value.

DLJ High Yield Bond Fund--Notes to Financial Statements October 31, 2000 (continued)
--------------------------------------------------------------------------------

   Securities transactions and investment income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including, where applicable, accretion of discount on investments is recorded on the accrual basis.

   Dividends and distributions to shareholders: The Fund declares and pays dividends on a monthly basis. Each dividend is recorded on the ex dividend date. Capital gains, if any, net of capital losses, are distributed annually. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

   Federal income taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Service applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provisions for federal income or excise taxes have been made in the accompanying financial statements. At October 31, 2000, as a result of permanent book to tax differences, the Fund reclassed $888,438 from accumulated undistributed net investment income to accumulated net realized loss on investments. Net Assets were not effected by this reclassification.

   Cash flow information: Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund invests in securities and distributes dividends from net investment income and net realized gains, if any, (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the State- ment of Cash Flows. Accounting practices that do not affect reporting activ- ities on a cash basis include unrealized gain or loss on investment securities and accretion income recognized on investment securities.

   Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER RELATED PARTY TRANSACTIONS

   Effective January 1, 2000, DLJIM merged into DLJ Asset Management Group ("DLJAM"), a wholly-owned subsidiary of Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly-owned subsidiary of Donaldson Lufkin & Jenrette, Inc. ("DLJ"). On November 3, 2000, DLJ was acquired (the "Acquisition") by Credit Suisse Group ("Credit Suisse"). Credit Suisse combined the investment advisory business of DLJAM with its existing US asset management business, Credit Suisse Asset Management, LLC ("CSAM"). Pursuant to the Investment Company Act of 1940, the Fund's advisory contract with DLJAM terminated upon the consummation of the Acquisition. In anticipation of this termination, at a meeting held on October 26, 2000, the Board of Trustees of the Fund approved an interim investment advisory agreement (the "Interim Advisory Agreement") on behalf of the Fund, pursuant to which CSAM is acting as investment advisor (the "Advisor"). The Interim Advisory Agreement, like the previous advisory agreement with DLJAM, provides for a fee at the annual rate of 1% of the average weekly value of the Fund's total assets minus the sum of accrued liabilities (other than aggregate indebtedness constituting leverage). The Interim Advisory Agreement will terminate, upon the earlier of 150 days from November 3, 2000 which is April 2, 2001 or the date of approval by the shareholders of a new investment advisory agreement. Under the Interim Advisory Agreement with the Fund, the Advisor provides investment advisory services and order placement facilities for the Fund and pays all compensation of Trustees of the Fund who are affiliated persons of the Advisor.

   The Fund has also entered into an Administration and Support Agreement with PFPC Inc., to provide all administrative services to the Fund other than those related to the investment decisions. For these administration services, the Fund will pay PFPC Inc., a fee at the annual rate of $50,000 per year.

   The Fund pays each Trustee not affiliated with CSAM $1,500 per regular quarterly board meeting attended, $500 per special board meeting attended, $250 per audit committee meeting attended and an annual retainer fee of $500. In addition, the Fund reimburses each Trustee for travel and out-of-pocket expenses relating to their attendance at such meetings. The Fund also pays the actual out-of-pocket expenses of the Trustees affiliated with CSAM relating to their attendance at such meetings.

   Effective April 10, 2000, Custodial Trust Co. (CTC) began service as the Fund's custodian. PFPC Inc. serves as the Fund's shareholder servicing agent (transfer agent).

DLJ High Yield Bond Fund--Notes to Financial Statements October 31, 2000 (continued)
--------------------------------------------------------------------------------

3. INVESTMENTS

   For federal income tax purposes, the cost of securities owned at October 31, 2000, was substantially the same as the cost of securities for financial statement purposes. At October 31, 2000, the aggregate gross unrealized appreciation amounted to $5,898,351, and the aggregate gross unrealized depreciation amounted to $93,591,498, resulting in net unrealized depreciation of $87,693,147.

   Cost of purchases and proceeds from sales of investment securities, excluding short-term investments, during the year ended October 31, 2000, amounted to $150,553,057 and $187,049,603, respectively.

4. FUND SHARES

   The Fund has one class of shares of beneficial interest, par value $0.001 per share; 200,000,000 shares are authorized. Transactions in shares of beneficial interest were as follows:


                                                              Year Ended          Year Ended
                                                           October 31, 2000    October 31, 1999
                                                            ---------------     ---------------

Shares issued through reinvestment of dividends........        1,584,108           1,907,819
                                                               =========           =========

5. NOTES PAYABLE

   The Fund currently has a $200 million ("commitment amount") line of credit provided by Citibank North America, Inc., under a Revolving Credit and Security Agreement (the "Agreement") dated July 31, 1998, primarily to leverage its investment portfolio. Under this Agreement the Fund may borrow up to the lesser of $200 million or 331/3% of its gross assets. Interest is payable at the Bank's Base Rate plus a commission of 0.05%. The Fund is charged a structuring fee of $19,000 per quarter, a program fee of 0.20% of the average daily amount leveraged, an administration fee of 0.02% of the average daily amount leveraged and a liquidity fee of 0.13% of the maximum borrowing limit (currently $200 million). The Agreement requires, among other provisions, that the percentage obtained by dividing total indebtedness for money borrowed by total assets of the Fund shall not exceed 331/3%. The average daily amount of borrowings during the year ended October 31, 2000 was $157,986,066, with a related weighted average annualized interest rate of 6.84%.

6. CONCENTRATION OF RISK

   The Fund invests in securities offering high current income which generally will be in the lower rating categories of recognized ratings agencies (socalled "junk bonds"). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The Fund's use of leverage also increases exposure to capital risk.

7. CAPITAL LOSS CARRYFORWARD

   At October 31, 2000, the Fund had available for Federal tax purposes an unused capital loss carryforward of $82,035,448, of which $13,855,150 expires in 2006, $30,606,551 expires in 2007, and $37,573,747 expires in 2008. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount which is offset will not be distributed to shareholders.

8. LOANS OF PORTFOLIO SECURITIES

   DLJ High Yield Bond Fund loaned securities during the year to certain brokers, with the Fund's custodian acting as lending agent. Upon such loans, the Fund receives collateral which is maintained by the custodian and earns income, in the form of negotiated lender's fees, which is included in interest income. On a daily basis, the Fund monitors the market value of securities loaned and maintains collateral against the securities loaned in an amount not less than the value of the securities loaned. The Fund may receive collateral in the form of cash or other eligible securities. Risks may arise upon entering into securities lending to the extent that the value of the collaterial is less than the value of the securities loaned due to changes in the value of collateral or the loaned securities.

   The value of loaned securities and related collateral outstanding at October 31, 2000, were as follows:


                                                Value of          Value of
         Fund                               Securities Loaned    Collateral
         ----                               ----------------     ----------
         DLJ High Yield Bond Fund              $73,249,875       $78,243,460


   The collateral for the DLJ High Yield Bond Fund consisted of cash which was invested in repurchase agreements with Bear Stearns due November 1, 2000, collateralized by Fannie Mae and Federal Home Loan Mortgage Corp. notes.

DLJ High Yield Bond Fund--Financial Highlights
--------------------------------------------------------------------------------

   The table below sets forth financial data for a share of beneficial interest outstanding throughout the periods presented. This information has been derived from the Fund's financial statements.


                                                                      Year Ended    Year Ended    Period Ended
                                                                       10/31/00      10/31/99      10/31/98*
                                                                       --------      --------      ---------
Net asset value, beginning of period .............................     $   7.98      $   8.36       $  10.00
                                                                       --------      --------       --------
Income from Investment Operations:
 Net investment income ...........................................         0.96++        0.98           0.24
 Net realized and unrealized (loss) on investments ...............        (1.80)        (0.38)         (1.62)
                                                                       --------      --------       --------
   Total from investment operations...............................        (0.84)         0.60          (1.38)
                                                                       --------      --------       --------
Less Distributions:
 From net investment income ......................................        (0.98)        (0.98)         (0.24)
                                                                       --------      --------       --------
Offering costs charged to paid-in capital ........................           --          0.00+         (0.02)
                                                                       --------      --------       --------
Net asset value, end of period ...................................        $6.16      $   7.98       $   8.36
                                                                       ========      ========       ========
Market value, end of period ......................................     $   6.19      $   8.06       $   9.56
                                                                       ========      ========       ========
Total return (market value)*** ...................................       (12.15)%       (5.71)%        (1.74)%
Ratios/Supplemental Data:
 Net assets, end of period (000) .................................     $286,838      $358,679       $359,956
 Average debt per share ..........................................     $   3.47      $   3.18       $   1.02
 Ratio of operating expenses to average net assets ...............         1.61%         1.53%          1.16%**
 Ratio of interest and leveraging expenses to average net assets .         3.20%         2.09%          0.65%**
 Ratio of net investment income to average net assets ............        12.90%        11.24%         10.48%**
 Portfolio turnover ..............................................        31.29%        60.23%         15.26%

  * The DLJ High Yield Bond Fund commenced operations on July 28, 1998.

 ** Annualized

*** Total return (market value) is based on the change in market price of a share during the period and assumes reinvestment of dividends and distributions at actual prices pursuant to the Fund's Dividend Reinvestment Plan. Total return for periods of less than one year are not annualized. Total return based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns.

  + Amount rounds to less than $0.01.

 ++ Based on average shares outstanding.

Report of Ernst & Young LLP, Independent Auditors
--------------------------------------------------------------------------------

Shareholders and Board of Trustees
DLJ High Yield Bond Fund

We have audited the accompanying statement of assets and liabilities of DLJ High Yield Bond Fund, including the statement of investments, as of October 31, 2000, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DLJ High Yield Bond Fund at October 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                [graphic]


New York, New York
December 20, 2000

DLJ High Yield Bond Fund--Additional Information   October 31, 2000 (unaudited)
--------------------------------------------------------------------------------

Dividend Reinvestment Plan

   Referenced below are policies related to the Fund's Automatic Dividend Reinvestment Plan (the "Plan"). These policies apply to shareholders whose shares are registered directly with the Fund in their own name. Shareholders whose shares are purchased through a broker-dealer or nominee should contact such broker-dealer or nominee regarding questions related to the reinvestment of the Fund's dividends.

   Pursuant to the Fund's Plan, unless a shareholder otherwise elects, all dividends and capital gain distributions will be automatically reinvested by PFPC Inc. as agent for Shareholders in administering the Plan (the "Plan Agent"), in additional shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc. as the Dividend Disbursing Agent. Such participants may elect not to participate in the Plan and to receive all dividends and capital gain distributions in cash by sending written instructions to PFPC Inc. as the Dividend Disbursing Agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or other distribution.

   Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances de- scribed below, either (i) through receipt of additional unissued but author- ized shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares on the open market ("open-market purchases") on the NYSE or elsewhere. If on the record date for the dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued. If on the dividend record date the net asset value per share is greater than the market value (such condition being referred to herein as "market-discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   In the event of a market discount on the dividend record date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend record date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the record date of the dividend through the date before the next "ex-dividend" date. If, before the Plan Agent has completed its open-market purchases, the market price of a share exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the shares, re- sulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend record date. Because of the foregoing difficulty with respect to open market purchases, the Plan provides that if the Plan Agent in unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued shares at the net asset value per share at the close of business on the last purchase date.

   The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

DLJ High Yield Bond Fund--Additional Information   October 31, 2000 (unaudited)
(continued)
--------------------------------------------------------------------------------

   In the case of shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the Plan.

   There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

   The automatic reinvestment of dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

   Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

   All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8030, Boston, MA 02266-8030, 1-800-331-1710.

Managed Dividend Policy

   The Fund's dividend policy is to distribute substantially all of its net investment income to its shareholders on a monthly basis. However, in order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the Financial Information included in this report.

Leverage--Benefits and Risks

   The use of leverage by the Fund creates an opportunity for increased net income and capital appreciation for the Fund, but, at the same time, creates special risks, and there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund intends to utilize leverage to provide the Shareholders with a potentially higher return. Leverage creates risks for Shareholders including the likelihood of greater volatility of net asset value and market price of the Fund's shares and the risk that fluctuations in interest rates on borrowings and short-term debt may affect the return to Shareholders. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities

DLJ High Yield Bond Fund--Additional Information   October 31, 2000 (unaudited)
(continued)
--------------------------------------------------------------------------------

   purchased with such funds is not sufficient to cover the cost of leverage, the return to the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to Shareholders as dividends and other distributions will be reduced. In the latter case, the Advisor in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate under the circumstances. During periods in which the Fund is utilizing leverage, the Management Fee will be higher than if the Fund did not utilize a leveraged capital structure because the fee is calculated as a percentage of the Managed Assets including those purchased with leverage. Certain types of borrowings by the Fund may result in the Fund's being subject to covenants in credit agreements, including those relating to asset coverage and portfolio composition requirements. The Fund's lenders may establish guidelines for borrowing which may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the Investment Company Act. It is not anticipated that these covenants or guidelines will impede the Advisor in managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

Supplemental Information

   Since the initial filing of the Fund's registration statement with the Securities and Exchange Commission, on December 15, 2000, Richard Lindquist, a managing director of CSAM, was assigned as the person primarily responsible for the day-to-day management of the Fund's portfolio. In addition, since the filing there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund, and (iii) no material changes in the principal risk factors associated with investment in the Fund.

Proxy Voting Results

   A special meeting of DLJ High Yield Bond Fund's shareholders was held on July 17, 2000 for the purpose of considering and acting upon the matters set forth in the Proxy Statement and summarized below. A quorum was represented at the meeting and the voting results are set forth below:

A. Election of Trustees of the Fund for each Class (I and II):


                                                        For       Against
                                                    ----------    -------
Stig Host (Class II)                                43,724,073    265,145
Wilmot H. Kidd, III (Class I)                       43,724,073    265,145
Peter F. Krogh (Class I)                            43,719,501    269,717
John J. Sheehan (Class I)                           43,721,041    268,177

B. Selection of Ernst & Young LLP as independent auditors of the Fund for the fiscal year ending October 31, 2000:

               For              Against    Abstain
       ---------------------    -------    -------
            43,701,148          111,275    176,795

                            DLJ HIGH YIELD BOND FUND


                                    TRUSTEES

               G. MOFFET COCHRAN                ROBERT E. FISCHER
                   STIG HOST                      MARTIN JAFFE
              WILMOT H. KIDD, III                PETER F. KROGH
                                JOHN J. SHEEHAN


                                    OFFICERS

                   G. MOFFETT COCHRAN, Chairman and President
             MARTIN JAFFE, Vice President, Secretary and Treasurer
                       BRIAN A. KAMMERER, Vice President


                               INVESTMENT ADVISER

                      CREDIT SUISSE ASSET MANAGEMENT, LLC
                      277 Park Avenue, New York, NY 10172


                                   CUSTODIAN

                            CUSTODIAL TRUST COMPANY
                    101 Carnegie Center, Princeton, NJ 08540


                                 TRANSFER AGENT

                                   PFPC, INC.
                     P.O. Box 61787 (211 South Gulph Road)
                           King of Prussia, PA 19406


                                  DISTRIBUTOR

                         CREDIT SUISSE ASSET MANAGEMENT
                                SECURITIES INC.
                      277 Park Avenue, New York, NY 10172


                              INDEPENDENT AUDITORS

                               ERNST & YOUNG LLP
                     787 Seventh Avenue, New York NY 10019


                                 LEGAL COUNSEL

                              SULLIVAN & CROMWELL
                      125 Broad Street, New York NY 10004


                      CREDIT SUISSE ASSET MANAGEMENT, LLC

                   277 PARK AVENUE, NEW YORK, NEW YORK 10172
                                 (888) 649-5711


                                 DLJ HIGH YIELD
                                   BOND FUND
                                 ANNUAL REPORT
                                 -------------
                                October 31, 2000


                                   [graphic]